SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2012

CROWN DYNAMICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-169501	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9590 E. Ironwood Square Drive
Building A, Suite 101
Scottsdale, AZ 85258.
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.
113 Barksdale Professional Center
Newark, DE 19711
Tel. 302-266-9367
(Name, address, including zip code, and telephone number,
Including area code, of agent for service)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CROWN DYNAMICS CORP.
Form 8-K
Current Report

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 20, 2012, Crown Dynamics Corp., a Delaware Corporation (the "Company or CDYY"), executed a Share Exchange Agreement (the "Agreement") with Airware Holdings, Inc., a Nevada corporation (“AirWare”).  Under the terms of the Agreement,  the Airware shareholders would exchange 43,688,272 of the issued and outstanding shares of common and preferred stock (the “AirWare Shares”) for 21,844,136 newly-issued shares of common stock, $0.001 per vale per share, of CDYY (the “CDYY Common Stock”); and exchange 1,720,000 class A and B Warrants (“AirWare Warrants”) for 860,000 Class A and B Warrants of CDYY; and exchange 2,225,000 Options to purchase AirWare common shares, at $0.25 per share, for 1,112,500 Options to purchase common stock, at $0.50 per share, of CDYYAs a result of the Agreement, AirWare will become a wholly owned subsidiary of the Company.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of said Agreement, reference is made to the Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.  Additional information about the technology of the Agreement can also be found in the Business Overview discussion of this Current Report on Form 8-k (the “Filing”).

ITEM 2.01                      COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.  As a result of the Share Exchange Agreement, (i) our principal business became the business of AirWare, which is more fully described below, and (ii) Airware became our wholly-owned operating subsidiary.

ITEM 3.02.                      UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth above in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On March 20, 2012, the Company caused to be issued 21,844,136 newly issued shares in execution of the Agreement.

Exemption from Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

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ITEM 5.02                      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 20, 2012, Jeffrey Rassas was appointed as the Company’s President and a member of the Company’s Board of Directors.

On March 20, 2012 David Dolezal was appointed to the Company’s Board of Directors.

On March 20, 2012, Ron Miller, Jr. was appointed to the Company’s Board of Directors.

On March 20, 2012, John Glassgow was appointed as the Company’s Chief Financial Officer.

The biography for Mr. Rassas is set forth below:

Jeffrey Rassas.  Mr. Rassás recently serves as CEO at YCNG and YouChange, Mr. Rassás served as President and CEO of Global Alerts, holding company for Earth911.com and Pets911.com.  As CEO, Jeffrey led the team that acquired Earth911.com, Pets911.com and AMBERalert.com from a local Arizona company in 2006 whereupon executing a new strategy; recruiting a new management team and successfully executing the company’s plan led to several of the divisions achieving national success and distinction and significantly higher values, and the successful sale of AMBERalert.com.

Prior to Global Alerts, Mr. Rassás served as Co-chairman and CEO of ImproveNet, Inc. (publicly traded/IMPV), which he acquired through a merger in 2002.  Rassás’ strategic vision and execution led to industry recognition of the company as “Best of Web” by Money Magazine.  In 2005, he sold the company to IAC/InterActiveCorp (IACI), the holding company of many popular websites such as LendingTree, Ask.com, Match.com, Citysearch.com, ServiceMagic.com, and Ticketmaster, delivering a substantial return on shareholder equity.   From 1997-2001, Mr. Rassás served as founder, CEO, and Chairman of the Board of publicly traded EBIZ Enterprises, a Linux solutions provider where he expanded company operations, yielding revenues in excess of $58 million. In addition, Mr. Rassás raised over $20 million dollars and took the company public in 1998.   A two-time finalist for Ernst & Young’s Entrepreneur of the Year award, Mr. Rassás has been a guest speaker at Thunderbird, the School of Global Management, serves on several outside boards including Chairman of the Board of BuildProof.com, and is a regular speaker at technology trade events around the nation.

The biography for Mr. Dolezal is set forth below:

David Dolezal.  Began his career in civil engineering and ultimately to ownership and management of an award-winning construction company in Minneapolis, Minnesota, his native state.  Mr. Dolezal assembled a team of experts in science, medicine, business, engineering and marketing, to design a targeted, effective, comfortable and discreet personal filtration system with over 20 patents.  As Founder and Chairman of AirWare, David has successfully led a team of creative and tenacious individuals to expand the product line from a single product, Air Breathe (the original “Brez” Product) to include Air Filters, and Air Essentials.   As Founder of AirWare, Mr. Dolezal has had extensive, hands-on experience with all facets of the manufacturing process.  He has taken numerous trips to China, where he coordinated all steps involved in the manufacture and production of Air – from initial factory set-up through design and development of molds and packaging.  Additionally, he has overseen the company’s comprehensive marketing efforts and retail distribution network, both in the United States and abroad.  Mr. Dolezal established AirWare in Scottsdale, Arizona, where he has lived since 2006. He speaks Hebrew, is an intermediate student of Mandarin Chinese..

The biography for Mr. Miller is set forth below:

Ronald L. Miller, Jr.   During Mr. Miller's 12+ years as an executive officer in Wall Street investment banking firms he has originated, structured and marketed over $1 billion in M&A transactions and over $2 billion in financings. Mr. Miller was most recently with Alare Capital Partners, LLC, a Scottsdale-based investment banking and strategic advisory firm, where he served as Chief Executive Officer. Previous executive positions included serving as Managing Director with The Seidler Companies Incorporated, a Los Angeles-based investment banking firm and member of the NYSE, and opening the Phoenix, Arizona office of Wells Fargo Van Kasper. He held a senior position with Imperial Capital and was associated with the Corporate Finance Department of Ernst & Young. He began his career in the M&A department of PaineWebber, Inc. Mr. Miller earned a BBA from The University of Georgia and a MBA with honors from The Georgia Institute of Technology.

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The biography for Mr. Glassgow is set forth below:

John Glassgow.  As a CPA for 39 years, has worked as an internal and contract CFO within a variety of industries including manufacturing, services companies, distribution and the real estate.  Mr. Glassgow has been a partner in a CPA firm as well as the sole owner of his current financial accounting practice. His entrepreneurial bent has led him to be a founder and co-founder of a variety of companies.  He is experienced in working with both private and public companies alike.  His knowledge as a business owner, founder and a certified public accountant have allowed him to bring a valuable prospective to the financial business issues his clients and business associates.

ITEM 8.01
OTHER EVENTS

On March 20 2012 the Company changed its office address to 9590 E. Ironwood Square Drive, Building A, Suite 101, Scottsdale, AZ 85258.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement between Crown Dynamics and AirWare dated March 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN DYNAMICS CORP.
Date: March 26, 2012	By: /s/ Steve Aninye
Steve Aninye
Chief Executive Officer

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